Exhibit 4

VOID VOID VOID

BE RESOURCES INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO

THIS CERTIFIES THAT

**SPECIMEN**1 Common Stock**CUSIP 073313108**Certificate GS98**SPECIMEN**1 Common Stock**CUSIP**1 Common Stock**CUSIP 073313108**Certificate GS98**SPECIMEN**1 Common Stock **CUSIP 073313108**Certificate GS98**SPECIMEN**1 Common Stock **CUSIP 073313108**Certificate GS98**SPECIMEN**1 Common Stock **CUSIP 073313108**Certificate**CUSIP 073313108**Certificate GS98**SPECIMEN**1 Common Stock **CUSIP 073313108**Certificate GS98**SPECIMEN**1 Common Stock **CUSIP 073313108**Certificate**Certificate GS98**SPECIMEN**1 Common Stock**CUSIP 073313108**Certificate GS98**SPECIMEN**1 Common Stock **CUSIP 073313608**Certificate GS98**SPECIMEN 1 Common**SPECIMEN**1 Common Stock**CUSIP 073313108**Certificate GS98**SPECIMEN**1 Common Stock**CUSIP**1 Common Stock**CUSIP

NUMBER GS98	SHARES
*1*********
**1********
***1*******
****1******

**SPECIMEN**

is the registered owner of

** one **

CUSIP : 073313 10 8

ISIN: US0733131082

**SPECIMEN**1 Common Stock**CUSIP 073313108**Certificate GS98**SPECIMEN**1 Common Stock**CUSIP**1 Common Stock**CUSIP 073313108**Certificate GS98**SPECIMEN**1 Common Stock **CUSIP 073313108**Certificate GS98**SPECIMEN**1 Common Stock **CUSIP 073313108**Certificate GS98**SPECIMEN**1 Common Stock **CUSIP 073313108**Certificate**CUSIP 073313108**Certificate GS98**SPECIMEN**1 Common Stock **CUSIP 073313108**Certificate GS98**SPECIMEN**1 Common Stock **CUSIP 073313108**Certificate**Certificate GS98**SPECIMEN**1 Common Stock**CUSIP 073313108**Certificate GS98**SPECIMEN**1 Common Stock **CUSIP 073313608**Certificate GS98**SPECIMEN 1 Common

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK IN THE CAPITAL OF

BE RESOURCES INC.

transferable only on the books of the Corporation by the registered holder in person or by duly authorized Attorney on surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by its duly authorized officers.

/s/ DAVID Q. TOGNONI	DATED 2007/03/24
David Q. Tognoni President and Secretary	COUNTERSIGNED AND REGISTERED by Registrar & Transfer Company, Cranford, New Jersey Transfer Agent and Registrar

By
AUTHORIZED OFFICER

The Shares represented by this Certificate are transferable at the offices of Registrar & Transfer Company, Cranford, New Jersey

SECURITY INSTRUCTIONS ON REVERSE        VOIR LES INSTRUCTIONS DE SÉCURITÉ AU VERSO

3807326

Printed by DATA BUSINESS FORMS

test111-375909-29149084649

FOR VALUE RECEIVED,                                         hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY/INSURANCE NUMBER OF TRANSFEREE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

Shares

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said Stock on the Books of the within named Corporation, with full power of substitution in the premises.

Dated

Signature:

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A SCHEDULE 1 CANADIAN CHARTERED BANK OR AN ELIGIBLE GUARANTOR INSTITUTION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.

Guaranteed by:

THE COMPANY IS AUTHORIZED TO ISSUE SHARES OF COMMON STOCK AND PREFERRED STOCK AND WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS IN WRITING THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF, THE VARIATIONS IN PREFERENCES, LIMITATIONS AND RIGHTS DETERMINED FOR EACH SERIES, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES FOR FUTURE CLASSES OR SERIES.

RESTRICTIONS

SECURITY INSTRUCTIONS—INSTRUCTIONS DE SÉCURITÉ

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.

PAPIER FILIGRANÉ, NE PAS ACCEPTER SANS VÉRIFIER LA PRÉSENCE DU FILIGRANE. POUR CE FAIRE, PLACER À LA LUMIÈRE.